UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 1 of 45 Present: The Honorable STEPHEN V. WILSON, U.S. DISTRICT JUDGE Daniel Tamayo N/A Deputy Clerk Court Reporter / Recorder Attorneys Present for Plaintiffs: Attorneys Present for Defendants: N/A N/A Proceedings: ORDER GRANTING MOTION TO MODIFY THE CONSENT DECREE IN US V. PLAINS [49], GRANTING IN PART MOTION TO ENFORCE THE CONSENT DECREE [55], AND ADDRESSING PENDING MOTIONS IN RELATED PIPELINE ACTIONS: (1) DENYING A MOTION FOR PRELIMINARY INJUNCTION IN CALIFORNIA V. WRIGHT [16], (2) DENYING A MOTION TO DISMISS IN SABLE V. QUINTERO [27], AND (3) GRANTING A MOTION TO REMAND IN BIOLOGICAL DIVERSITY V. CALIFORNIA [46]. I. Introduction These related cases all consider issues relevant to the legality and consequences of actions by Defendants Sable Offshore Corporation and its subsidiary Pacific Pipeline Company (collectively, “Sable”) to restart the flow of oil through two previously discontinued pipelines. Restart of those pipelines had been committed to the supervision of this Court under the terms of a consent decree, entered as the Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 1 of 45 Page ID #:3499

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 2 of 45 final judgment of the Court on October 14, 2020. US. v. Plains, ECF No. 33.1 Now before the Court are dueling motions to either terminate, modify, or enforce that consent decree. U.S. v. Plains, ECF Nos. 49, 55. For the following reasons, the Court modifies the consent decree and denies in part the motion to enforce it. The Court also considers and denies a preliminary injunction in Wright and a motion to dismiss in Quintero. Finally, the Court remands Biodiversity to state court. II. Relevant Background A. The Oil Spill and Consent Decree On May 19, 2015, in Santa Barabara County, a corroded onshore oil pipeline, then-called Line 901 (now, “CA-324”) ruptured, spilling over 120,000 gallons of crude oil onto Refugio State Beach and into the Pacific Ocean, causing substantial ecological damage. This resulting lawsuit, United States of America et al. v. Plains All American Pipeline L.P. et al., 2:20-cv-02415-SVW-SSC (“U.S. v. Plains”), was brought against Defendants Plains All American Pipeline L.P. and Plains Pipeline L.P. (collectively, “Plains”), who, at the time, controlled Line CA-324 and the continuous Line 903 (now, “CA-325”) (collectively, “the Onshore Pipeline”).2 1 This order cites materials from multiple dockets in several related cases. See Engrahm v. Cnty. of Colusa, 2005 WL 8179754, at *3 (E.D. Cal.) (“A court may judicially notice pleadings, files and records in related cases pending in its own court, as well as in different courts.”) (citing Federal Rule of Evidence 201; Lee v. City of Los Angeles, 250 F.3d 668, 688-89 (9th Cir. 2001); United States v. Wilson, 631 F.2d 118, 119 (9th Cir. 1980)). The Court identifies which docket was the source of a cited filing by preceding the citation with a shortened form of the case: US v. Plains, 2:20-cv-02415-SVW-SSC; Parks & Rec, 2:26-cv-02946-SVW-SSC; Wright, 2:26-cv-03396-SVW-SSC; Quintero, 2:26-cv-02739-SVW-SSC; or Biodiversity, 2:26-cv- 05242-SVW-SSC. 2 CA-324 is a 24-inch diameter crude-oil pipeline that extends approximately 10.7 miles in length from the Los Flores Pump Station to the Gaviota Pump Station, in Santa Barbara County, California. CA-325 is a 30-inch diameter crude-oil pipeline, that continues from the Gaviota Pump Station approximately 129 miles to the Emidio Pump Station in Kern County. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 2 of 45 Page ID #:3500

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 3 of 45 In U.S. v. Plains, Plaintiffs United States of America, the State of California, and several California agencies—including the Department of Parks and Recreation and the Office of the State Fire Marshal— sued Defendant Plains to enforce federal pipeline safety laws and punish violations of the federal Clean Water Act and Oil Spill Prevention and Response Act, along with violations of state laws controlling water pollution and pipeline safety under California’s Government, Water, and Fish and Game Codes. Complaint, ECF No. 1. U.S. v. Plains culminated in a consent decree, signed by the parties and additional federal agencies, including the Pipeline and Hazardous Materials Safety Administration (“PHMSA”). “Consent Decree,” ECF No. 6-1. Pursuant to the Consent Decree, Plains was required to pay millions of dollars in civil penalties and natural resource damages. Also, and relevant to this case, Plains was required by injunction to commit to certain management plans and reporting requirements and forbidden from restarting operation of either CA-324 or CA-325 without first applying for and receiving ‘State Waivers’ from California’s Department of Forestry and Fire Protection’s Office of the State Fire Marshal (“OSFM”) and then submitting and receiving OSFM’s approval for its ‘Restart Plans.’ Consent Decree, Appx. B, D. In other words, the federal government and PHMSA, the federal agency, agreed to be bound by this Court’s order that approval of the California state regulator was required before the Onshore Pipeline might be returned to operation. However, on or about March 14, 2026, the Onshore Pipeline, which had now been acquired by Sable, restarted—without the approval required by the Consent Decree. As a result, California is now challenging Sable’s decision to restart the Onshore Pipeline, both as a violation of the Consent Decree and on other grounds, discussed infra. Thus, after several years of dormancy, U.S. v. Plains is now at the center of an orbit of related cases presently before the Court, and a fundamental issue for this Court to resolve is whether changed circumstances require modifying the Consent Decree or enforcing it. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 3 of 45 Page ID #:3501

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 4 of 45 B. Change in Ownership and Restart of the Pipeline The relevant changed circumstances began in February 2024, when Sable first acquired the Onshore Pipeline and signed a contract (the “Assumption Agreement”), agreeing to be bound by the Consent Decree. Assumption Agreement, ECF No. 55-1 Ex. E ¶ 1.3 Accordingly, Sable continued to operate under the Consent Decree to prepare to re-operationalize the Onshore Pipeline. This process involved requesting State Waivers from OSFM in April 2024 and working with OSFM to conduct testing and repairs necessary to bring the Onshore Pipeline back online. See Declaration of B. Lance Yearwood (“Lance Decl.”), ECF No. 61-2 ¶¶ 5-9. On December 17, 2024, OSFM granted to Sable the necessary State Waivers required by the Consent Decree, though the Restart Plan remained pending. ECF No. 55-1, Exhibits. I, J. On February 11, 2025, after an opportunity for public comment, PHMSA notified OSFM that it had no objections to the State Waivers. Biodiversity, ECF No. 23 Exs. D, E. However, on April 15, 2025, public interest groups brought suit in state court against California, contending that the State Waivers issued to Sable were improper and seeking to prevent or delay restart of the pipeline without more rigorous environmental protections, opportunities for public process, and a better developed administrative record. See Center for Biological Diversity et al v. California Department of Forestry and Fire Protection et al., 2:26-cv-05242-SVW-SSC (“Biodiversity”). On July 29, 2025, the Santa Barbara judge presiding over Biodiversity entered a preliminary injunction, prohibiting Sable from restarting the Onshore Pipeline. Nevertheless, Sable continued to endeavor to re-operationalize the Onshore Pipeline pursuant to the Consent Decree, submitting a restart plan to OSFM for approval on September 11, 2025. However, on October 22, 2025, OSFM informed Sable by letter that restart was 3 The Assumption Agreement was made pursuant to the requirements of the Consent Decree, which dictated, “In the event Defendants sell or transfer ownership of or operating responsibility for [the Onshore Pipeline], Defendants will obtain from the transferee an agreement to be bound by those provisions of this Consent Decree and Appendices B and D that are specifically applicable to the asset(s) acquired.” Consent Decree ¶ 88. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 4 of 45 Page ID #:3502

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 5 of 45 forbidden under the law because Sable had not satisfied one of the conditions of the State Waiver— repairing all identified anomalies in the walls of the pipeline where prior testing revealed wall loss that was 40% or greater.4 Declaration of Rod M. Seeley, US v. Plains, ECF No. 49 Ex. B, Ex. 3. At this point, Sable petitioned the executive branch of the United States government for relief, which came in two primary forms. First, PHMSA conducted inspections and determined that the Onshore Pipeline was part of an “interstate” pipeline facility subject to PHMSA’s exclusive jurisdiction. Declaration of J. Caldwell Flores (“Flores Decl.”), Parks & Rec, ECF No. 28 ¶¶ 28-29. Second, on March 13, 2026, empowered by Executive Order 14156—which declared a ‘National Energy Emergency,’ and encouraged domestic energy production, particularly on the west coast—under delegated authority of the Defense Production Act, United States Energy Secretary Chris Wright issued the Pipeline Capacity Prioritization and Allocation Order (the “DPA Order”), which, expressly ordered Sable to restart the Onshore Pipeline. Declaring a National Energy Emergency, 90 FR 8433; DPA Order, Parks & Rec, ECF No. 23-2, Ex. 3. After the issuance of the DPA Order, Sable promptly restarted the Onshore Pipeline. C. Legal Challenges and Disputes Since Restart Before cataloging the various pending motions in the related cases challenging Sable’s recent restart of the Onshore Pipeline, the Court must briefly note one additional factor, beyond the Consent Decree, on which California bases some of its challenges. Namely, a four-mile portion of CA-325 is buried 4 This dispute is narrower than it first appears. Sable contends that it did repair every section of the Pipeline where the measured wall loss was 40% or greater, and OSFM does not contest the point. See Lance Decl. ¶ 14. Rather, OSFM maintained that Sable was also required to fix any section of the Pipeline where there could have been 40% or greater wall loss, taking into account the margin of error intrinsic in the “tool tolerance” of the prior testing. See ECF No. 49 Ex. B, Ex. 4. Sable, for its part, argued that the requirement to repair anomalies within the “tool tolerance” margin of error applied only after restart as part of its ongoing maintenance obligations, once Sable had the opportunity to conduct new in-line inspections with new tools. Id. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 5 of 45 Page ID #:3503

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 6 of 45 below the ground in Gaviota State Park (the “Park”), in the southern part of Santa Barbara County, so the oil is presently passing below land under California’s ownership and control. Declaration of Dena Bellman, (“Bellman Decl.”), Parks & Rec, ECF No. 23-4 ¶ 2; Flores Decl. ¶ 7; Cal. Pub. Res. Code § 5001(b). Historically, this portion of the Onshore Pipeline operated with California’s permission, pursuant to a 30-year easement, granted by California and the Department of Parks and Recreation (the “Parks Department”) to Sable’s predecessor-in-interest in August 1987. Parks & Rec, ECF No. 23-4 ¶ 5, Ex. B. However, the easement expired on July 17, 2016, during the period when the Onshore Pipeline was decommissioned, after the rupture of CA-324, pursuant to the Consent Decree. Id. Since acquiring the Onshore Pipeline, Sable continued to access the inactive pipeline below the Park, but its permissive access has been limited by annual Right of Entry Permits, which allowed Sable “access to and maintenance of [the pipeline]” but specified that “[a]ctivities related to any new or future projects, including restarting [the pipeline] or constructing a new pipeline” were not permitted. “ROE,” Parks & Rec, ECF No. 23-4, Ex. E. Meanwhile, Defendant unsuccessfully attempted to negotiate with California for a new easement. Relevant to this complicating factor of an expired easement, the first relevant legal challenge that came before the Court on this issue was filed by Sable on March 13, 2026, the same day the DPA Order issued. In this case, Sable Offshore Corp. et al v. Armando Quintero (“Quintero”), No. 2:26-cv-02739- SVW-SSC, Sable seeks a declaratory judgment against the Director of the California Parks Department that: (1) federal law bars California from conditioning easement access on Sable’s compliance with a regulatory regime, and (2) the DPA order preempts any action brought under state law that would prevent Sable from compliance, including a trespass action. Quintero, ECF No. 1.5 Three days later, on March 17, 2026, the California Parks Department filed a suit alleging continuing trespass against Sable for transporting oil through the pipeline below the Park. That case, California Department of Parks and 5 A motion to dismiss this case, filed by Defendant Armando Quintero in his capacity as the Director of the Parks Department, was filed on May 26, 2026, and was taken under submission by the Court. Quintero, ECF Nos. 27, 32. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 6 of 45 Page ID #:3504

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 7 of 45 Recreation v. Sable Offshore Corp. et al. (“Parks & Rec”), No. 2:26-cv-02946-SVW-SSC, was removed to this Court on March 19, 2026, under federal officer jurisdiction, because Sable had restarted the pipeline under the direct supervision and control of the federal government. Parks & Rec, ECF No. 1. Meanwhile, California brought two additional legal challenges against Sable. The first was an ex parte application for an emergency order enforcing the original Consent Decree in US v. Plains on March 16, 2026.6 US v. Plains, ECF No. 43. The second was an independent suit, filed on March 30, 2026, against the United States Department of Energy and Secretary Chris Wright. In that case, State Of California v. Chris Wright, et al. (“Wright”), No. 2:26-cv-03396-SVW-SSC, California requests that the Court declare the DPA Order to be unlawful and prevent Sable from using the DPA Order to authorize continued operation of the pipeline. Wright, ECF No. 1. A motion to dismiss Wright has recently become moot in light of California’s First Amended Complaint. Wright, ECF No. 72. However, a preliminary injunction motion remains pending before the Court, whereby California requests that the DPA Order be stayed while the Court considers its lawfulness. Wright, ECF No. 16. Finally, the public interest Plaintiffs in Biodiversity also challenged Sable’s restart of the pipeline as being in knowing defiance of the preliminary injunction, described, supra II(B), wherein the Santa Barbara court barred Sable from restarting the pipeline without notice and approval. On March 16, 2026, shortly after restarting the pipeline, Sable filed a motion to dissolve the injunction it was violating.7 However, on April 17, 2026, the state court denied Sable’s motion. Biodiversity, ECF No. 1, Ex. E. On 6 The Court denied this application on the grounds that it failed to make the showings requisite for ex parte relief, so California refiled the request as a regularly noticed motion on April 13, 2026. US v. Plains, ECF No. 55. Between these filings, Plaintiff United States of America moved to modify or terminate the Consent Decree. US v. Plains, ECF No. 49. 7 It may be noted that Sable had already sought to dissolve the injunction after PHMSA’s findings that the pipeline was part of an interstate facility, but the state court rejected Sable’s motion and kept the injunction in place. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 7 of 45 Page ID #:3505

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 8 of 45 May 14, 2026, eight days before a hearing to enforce the injunction in which it faced a potential finding of contempt, Sable, along with nonparty United States removed the case before this Court and filed a motion requesting that this Court dissolve the state court’s injunction. Defendant California filed a motion to remand. ECF No. 46. In all, pending before the Court are: (1) dueling motions to enforce or modify the consent decree in US v. Plains, (2) a motion for preliminary injunction in Wright, (3) a motion to dismiss in Quintero, and (4) dueling motions to either remand or dissolve the injunction in Biodiversity. III. Discussion A. The Consent Decree in US v. Plains i. The Consent Decree is Enforceable Against Sable As a preliminary matter, notwithstanding the arguments put forward by the United States, it is clear from the record that Sable is bound by the Consent Decree as a matter of law. To reach this conclusion, the Court looks to the plain language of the Consent Decree and the Assumption Agreement. See United States v. Asarco Inc., 430 F.3d 972, 980-81 (9th Cir. 2005) (“A consent decree, like a contract, must be discerned within its four corners, extrinsic evidence being relevant only to resolve ambiguity in the decree.”). Section XVIII of the Consent Decree, entitled “TRANSFER AND ACQUISITION OF ASSETS” anticipates our present circumstance, where CA-324 and CA-325 have been purchased by non- party Sable and are no longer under the ownership and control of Plains. That section provides that Plains must notify OSFM of the transfer and provide a copy of the Consent Decree to the “transferee” Sable and that, “Plains will obtain from [Sable] an agreement to be bound by those provisions of this Consent Decree and Appendices B and D that are specifically applicable to the [the Onshore Pipeline], unless [Plains has] Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 8 of 45 Page ID #:3506

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 9 of 45 already completed the required action or unless OSFM agrees to relieve [Sable] of the obligations of any otherwise applicable provision.” Consent Decree ¶¶ 88-89. As provided, when the pipeline transferred ownership, Sable signed a contract and notified OSFM that “Pursuant to Paragraphs 88-89 of the Consent Decree, [Sable] hereby agrees to be bound by those provisions of the Consent Decree and Appendices B and D thereof that are specifically applicable to [the Onshore Pipeline]” as of February 14, 2024. Assumption Agreement ¶ 1. Pursuant to the Consent Decree, Sable has therefore contracted to be bound by law to comply with the Consent Decree. The Consent Decree is therefore applicable to and enforceable against Sable. See Consent Decree ¶ 4 (“the obligations of this Consent Decree apply to and are binding upon the Parties and any…entities or persons otherwise bound by law to comply with this Consent Decree.”). Sable and the United States respond that consent decrees are generally not enforceable against nonparties. See US v. Plains, ECF No. 61 at 11. However, the cases they cite for this proposition are inapposite because none limits the enforceability of a consent decree on a nonparty business that is a successor in interest to a party bound by consent decree and has voluntarily and contractually agreed to be bound by the decree See Sierra Club, 868 F.3d 1062 (9th Cir. 2017); Peterson v. Highland Music, Inc., 140 F.3d 1313 (9th Cir.1998); Keith v. Volpe, 118 F.3d 1386 (9th Cir. 1997); Local No. 93, Int’l Ass’n of Firefighters v. City of Cleveland, 478 U.S. 501, 523 (1986). In fact, the case that arguably stands most strongly for a consent decree’s inapplicability to a nonparty emphasizes as its underlying policy that the nonparty had not voluntarily assumed the obligations of the consent decree. See Ass’n for Ret’d Citizens of Conn., Inc. v. Thorne, 30 F.3d 367 (2d Cir. 1994) (holding that “where the judgment is based solely on a consent decree, it generally cannot be enforced against third parties” but emphasizing that the reason for the rule is that “the terms of the consent decree were voluntarily assumed rather than legally imposed,” and highlighting that the object of enforcement was “a party that did not bargain for it or agree to it”). Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 9 of 45 Page ID #:3507

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 10 of 45 Here, Sable took over ownership of the assets governed by the Consent Decree (the Onshore Pipeline) and agreed contractually to be bound by the terms of the Consent Decree in its operation. The Consent Decree had anticipated exactly such a circumstance and purports to be binding on a successor such as Sable. Moreover, Sable is the exclusive operator of the pipeline and has stepped into exactly the role that Plains had played with respect to the pipeline at the time the Consent Decree was issued. Given this new context, adequate relief in the form of continued regulation and supervision under the Consent Decree is not available to Plaintiffs through enforcement against Plains alone. Nor is there any indication that imposing successor liability on Sable would have any significant impact on third party rights. Considering all these facts, the Consent Decree is enforceable against voluntarily-bound-nonparty Sable. See Bates v. Pac. Mar. Ass'n, 744 F.2d 705 (9th Cir. 1984) (holding that a consent decree could be enforced against a nonparty successor business when: (1) the imposition of liability was consistent with the legitimate expectations of the parties, (2) the successor was on notice of its obligations under the consent decree when it became a successor, (3) adequate relief from the predecessor was unavailable, and (4) third party interests were not significantly affected). ii. Declining to Terminate the Consent Decree The United States argues that the Consent Decree should be terminated because the requirements for termination have been satisfied. See US v. Plains, ECF No. 49. However, this conclusion is belied by the plain language of the Consent Decree. See United States v. Asarco Inc., 430 F.3d 972, 980-81 (9th Cir. 2005) (for the purpose of terminating or modifying a consent decree, courts apply standard contract interpretation principles). In pertinent part, the Consent Decree outlines a potential avenue for termination: “After Defendants have: (a) operated under this Consent Decree for five (5) years and three (3) months from the Effective Date; and (b) complied with the requirements of this Consent Decree, including payment of all penalties and accrued stipulated penalties required by this Consent Decree, Defendants may serve on Plaintiffs a Request for Termination.” Consent Decree ¶ 100. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 10 of 45 Page ID #:3508

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 11 of 45 Sable and the United States argue toward an ambiguity in this construction and urge the Court to interpret the provision to mean that termination requirements have been met provided only that Defendants have remained in compliance with the requirements of the Consent Decree for five years and three months. However, there is no ambiguity that allows this Court to consider the proposed interpretation to be reasonable. What the provision in dispute actually does is allow Defendants to request termination after five years and three months, provided Defendants have entirely complied with the requirements of the Consent Decree. 8 In other words, Defendants must both comply with the Consent Decree for five years and three months and also have satisfied each requirement of the Consent Decree to the full extent it may be satisfied. Beyond the plain language, the Court’s interpretation is based on two factors. First, the proposed interpretation offends the presumption against surplusage. The first element of the termination requirement, that Defendants ‘operate under’ the Consent decree for five years and three months, employs language that assumes compliance with the decree’s terms and ongoing obligations. Therefore, the second half of the conjunctive phrase (that Defendants comply with the Consent Decree) would be redundant if it referred only to ongoing compliance during the five-year period. Avoiding redundancy requires interpreting the ‘complied with requirements’ element to add an additional condition—here, complete satisfaction of any of the Consent Decree’s completable requirements. Second, in context, the same sentence that sets this standard for requesting termination goes on to clarify that Defendants’ Request for Termination must state “that Defendants have satisfied [the Consent Decree’s] requirements, together with supporting documentation.” Id. (emphasis added). It is clear from the plain language of the phrase in context that termination of the Consent Decree requires documented satisfaction of its requirements, not mere compliance with its provisions during a particular period. 8 The Court interprets the use of ‘complied’ as a simple past participle to imply a completed action. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 11 of 45 Page ID #:3509

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 12 of 45 Here, the record shows some requirements of the Consent Decree have not been satisfied by Defendants because, under the chosen path for restart, the Consent Decree required restart plan approval by OSFM, which Defendants never obtained. Therefore, wholesale termination of the Consent Decree would not be proper at this time. iii. Modifying the Consent Decree The Court also may not modify the Consent Decree under the terms of the decree itself because the Parties have not all consented to the change. See Consent Decree ¶ 98 (“The terms of this Consent Decree, including any attached Appendices, may be modified only by a subsequent written agreement signed by the Parties”). However, the Court has the intrinsic, equitable power to modify the terms of a consent decree in certain situations. See Keith v. Volpe, 784 F.2d 1457, 1461 (9th Cir. 1986) (“even in the absence of express authorization in the decree or request from the parties, the power to modify in appropriate circumstances is inherent in the equity jurisdiction of the court.”) (citation omitted). Specifically, under Federal Rule of Civil Procedure 60, a court may modify a consent decree upon a showing that “a significant change in circumstances warrants revision of the decree.” Rufo v. Inmates of Suffolk Cnty. Jail, 502 U.S. 367, 383 (1992). The burden here is on the party seeking modification. Id. Here, the United States, Plains, and Sable have made such a showing. The Court identifies two changed circumstances that, together, are significant enough to warrant modification of the Consent Decree: (1) the change in ownership of the pipeline and (2) the national energy emergency and resulting DPA Order. 9 As discussed, supra, and in prior orders, the initial purpose of the 9 The parties requesting modification also identify as a changed circumstance PHMSA’s finding that the Onshore Pipeline is part of an ‘interstate’ pipeline facility. In light of the Court’s analysis, it is not necessary to resolve this issue. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 12 of 45 Page ID #:3510

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 13 of 45 Consent Decree was, in large part, for the Court to supervise the disbursement of various penalties and damages owed by Defendant Plains, the culpable Party, who had owned and operated the Onshore Pipeline at the time of the spill and resulting suit. Now, Plains contends it has paid its penalties and operated in unfailing compliance under the Consent Decree, having generally satisfied its requirements. To be sure, Plains has ongoing obligations under the Consent Decree, at least in that Plains remains limited from modifying its Integrity and Control Room Management Plans. See Consent Decree ¶¶ 21-24. Plains also does continue to operate one pipeline, specifically addressed in the Consent Decree (“Line 2000”). However, no party has argued to the Court that any of these Consent Decree requirements have any continued relevance today. The only active requirements in dispute under the Consent Decree are those related to CA-324 and CA-325, the Onshore Pipeline at issue in these related cases and, notably, the pipeline that ruptured in 2015 (CA-324). That pipeline is now owned and operated entirely by Sable, who is bound only by the provisions of the Consent Decree that apply to the segments of pipeline it acquired. Plains, in its reduced relevance under the decree, requests that the decree be ‘terminated’ as to Plains. US v. Plains, ECF No. 52. As discussed, supra III(A)(ii), with some of its requirements still unsatisfied, the Consent Decree is not ripe for termination on its own terms. But, the fact that those unsatisfied requirements have all been assigned to Sable, rather than Plains, is a sufficient change that justifies modifying the Consent Decree to relieve Plains of its continuing obligations for the pendency of the Consent Decree’s term. Here, where Plaintiff United States supports thus ‘terminating’ the Consent Decree as to Plains, and California has offered no argument in objection, the Court finds such a modification to be appropriate. The Consent Decree is hereby modified to relieve Plains of all ongoing and future obligations during its term. The operative portions of the Consent Decree—those relevant to the Onshore Pipeline acquired by Sable— remain binding on Sable alone. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 13 of 45 Page ID #:3511

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 14 of 45 The second significant changed circumstance, the national energy emergency, declared by Executive Order 14156 on January 20, 2026, is relevant because it provides strong evidence of a new federal interest in the operation of the pipeline. The order declaring the emergency outlined as a matter of federal policy that due to threats from hostile states and other foreign actors, “[t]he integrity and expansion of our Nation's energy infrastructure—from coast to coast—is an immediate and pressing priority for the protection of the United States' national and economic security... most pronounced in our Nation's Northeast and West Coast.” Then, following the executive order, and an associated delegation of Presidential authority to Secretary Wright, the Department of Energy issued the DPA Order, alongside relevant findings and determinations. DPA Order; Wright, ECF No. 23-1, Attachment 2. In the DPA Order, while directly ordering Sable to restart the Onshore Pipeline, Secretary Wright made the notable findings that both domestically produced oil and pipeline services in the relevant area were scarce, critical, and essential to national interests. Id. at 3-4. In support of these findings, counsel for the United States argued, “the Secretary determined that there are emergency vulnerabilities on the west coast that jeopardize our national security, namely the fact that California imports over 60 percent of its oil from foreign nations, which leaves our most populous state and the 32 military bases there highly vulnerable to disruptions in the global supply chain” Wright, Hearing Transcript, ECF No. 58 at 9:6-11. Developing national security interests and a coordinated federal effort to harness regional energy resources constitute changed circumstances sufficient to justify modifying a consent decree to shift regulatory authority from the state to the federal level. Such a transfer helps avoid conflicts involving state courts and agencies and limits the ability of state agencies to unilaterally frustrate abiding federal interests. The present case is illustrative. Here, in the DPA Order, the Executive Branch of the federal government attempted to channel the power of the Defense Production Act to order an allocation by Sable, relating to a designated critical resource. However, under the terms of the Consent Decree, Sable’s ability to restart the pipeline was still conditioned on the approval of a state agency. The result is presently before the Court and in state courts as well—a litany of cases, where state and federal agencies clamor for authority, and Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 14 of 45 Page ID #:3512

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 15 of 45 state agencies cite the Consent Decree to assert a de facto veto over a federal mandate. When, as here, a directive based on a clear and present national security interest is in the balance, such discord risks dangerous delay. Therefore, the Consent Decree is hereby modified to transfer supervising regulatory authority over the Onshore Pipeline to PHMSA, streamlining the regulatory regime by consolidating it under federal authority, at least during this period of national emergency. Before concluding, the Court briefly addresses an argument asserted by California on this issue: that the national energy emergency and DPA Order cannot constitute changed circumstances because they represent unilateral actions of the executive. California argues that the federal government may not cite its own unilateral actions as changed circumstances to justify modifying a consent decree. It is true that in certain situations, the federal government may not cite its own unilateral actions as changed circumstances to avoid compliance with a consent decree. See Flores v. Rosen, 984 F.3d 720 (9th Cir. 2020). In Flores, for example, the United States had been a defendant in class action suit brought by minors in immigration custody. The lower court in Flores considered whether its consent decree, which limited the government’s ability to detain minors, should be terminated, and the United States tried to argue that a recent, relevant rule, issued by the Departments of Homeland Security and Health and Human Services, constituted a change in law that supported modification. Id. at 730. In its analysis, the Flores court expressly “reject[ed] the notion that the executive branch of the government can unilaterally create the change in law that it then offers as the reason it should be excused from compliance with the consent decree.” Id. at 741 (citing Nehmer v. U.S. Dep't of Veterans Aff., 494 F.3d 846, 860 (9th Cir. 2007)). This language seems facially applicable to the instant analysis in that it would bar the federal government from citing the national energy emergency or the DPA order, both arguably unilateral executive actions, to justify modifying the decree. However, Flores addresses a fundamentally different situation and is not controlling here. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 15 of 45 Page ID #:3513

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 16 of 45 Flores, like Nehmar, which it cites, is a case about preventing the federal government from excusing compliance—avoiding obligations imposed on it by a consent decree. In Nehmer, these were payments to veterans owed by Veterans Affairs for service-related diseases; in Flores, it was a strict regime of self-regulation to safeguard against the government’s inhumane detention of children. The case before the Court, however, is fundamentally different. Here, the federal government is not a Defendant but a Plaintiff, who, unlike the government in Flores, is trying to take on more regulatory authority, rather than avoid it. The fact that Sable’s arguments align with the federal government’s does not change the outcome. iv. Tailoring the Terms of the Modified Consent Decree Notwithstanding the Court’s holding that the Consent Decree must be modified in equity, the Court is careful not to order modification beyond that which is necessary to respond to the changed circumstances. See Rufo v. Inmates of Suffolk Cnty. Jail, 502 U.S. at 383 (“If the moving party [establishes changed circumstances], the court should consider whether the proposed modification is suitably tailored to the changed circumstance.”). Furthermore, “the court in making modifications should consider the original expectations of the parties.” Keith v. Volpe, 784 F.2d at 1462. As discussed, supra III(A)(iii), as requested by Plains, Sable, and the United States, the Court is hereby modifying the Consent Decree to: (1) relieve Plains of its ongoing and future obligations, and (2) substitute PHSMA for California’s OSFM as the primary regulatory agency responsible for overseeing Sable’s compliance with the Consent Decree in its operation of the CA-324 and CA-325 pipelines. To ensure proper tailoring of Consent Decree modifications to the changed circumstances, the Court briefly considers whether the effects of these modifications are in keeping with the original expectations of the parties to ensure that unwarranted collateral effects of the proposed modifications are mitigated. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 16 of 45 Page ID #:3514

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 17 of 45 The intended effect of the first modification is to eliminate Plains’ ongoing obligations under the Consent Decree. This is in keeping with the original expectations of the parties. The impetus for the Consent Decree was the need to remediate the damage from the 2015 spill and ensure adequate oversight over the continued operation of the Onshore Pipeline to avoid comparable disasters in the future. Notably, at the time of execution, the Consent Decree contemplated a situation in which Plains paid its penalties, complied with its ongoing requirements, abandoned the pipeline, and achieved termination of the Consent Decree after five years and three months. See Consent Decree ¶ 100. Here, Plains has transferred CA-324 (the segment that ruptured) alongside CA-325 to Sable and otherwise complied with the Consent Decree for longer than five years and three months. From Plain’s perspective, the anticipated termination condition has therefore essentially been met. Although wholesale termination of the Consent Decree is improper because Sable has now voluntarily bound itself to the Consent Decree’s authority over its continued operation of the Onshore Pipeline, Plains’ relationship with the Onshore Pipeline is now functionally the same as if it had abandoned them, 10 and all parties have agreed to (or at least not opposed) relieving Plains from its Consent Decree obligations. Meanwhile, the original expectations of the parties—that the original damage would be remediated and the Onshore Pipeline would be subject to continued oversight under the Consent Decree—are honored even after modification because Plains has paid its penalties, and every condition in the Consent Decree governing future operation of the Onshore Pipeline remains intact and enforceable against Sable. The intended effect of the second modification is to reduce the regulatory authority of California’s agencies over the operation of the pipeline, so as to concentrate regulatory authority in the federal 10 The Court notes that Plains does continue to operate Line 2000, which is also a subject of the Consent Decree. However, Plains’ operation of Line 2000, which never ruptured, is not challenged by any party. No party argues that the Consent Decree’s ongoing regulation of Plains in relation to this additional pipeline is still necessary. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 17 of 45 Page ID #:3515

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 18 of 45 government. As discussed, this effect is necessary to respond to an increased federal interest in the pipeline’s efficient operation based on national security considerations and to foreclose an avenue by which state agencies may cite the federal Consent Decree to effect a de facto veto of federal directives, such as the DPA Order. However, there are two possible collateral effects that the Court must mitigate, because they are not justified by the established changed circumstances and would likely frustrate the original expectations of the parties. The first of these possible collateral effects is that Sable’s ongoing operational obligations may be substantively reduced. The second is that California’s interest in supervising operation of the Onshore Pipeline may be undermined. Below, the Court addresses each effect and analyzes what, if any, tailoring of the modification is appropriate. a. Avoiding Reduction of Substantive Requirements As discussed supra III(A)(iii), significant changed circumstances have justified a modification to change the identity of the supervising agency, thereby transferring regulatory authority. However, no party has persuasively argued before this Court that changed circumstances, such as the repairs already performed by Sable to restore the pipeline to an operational state, yet justify a modification of the substance of the safety regulations governing Sable’s continuing operation of the pipeline. In this vein, while there is evidence that the original expectations of the parties anticipated a role for PHMSA in regulating the Onshore Pipeline, there is no comparable evidence that the original expectations of the parties included eliminating substantive regulations while the Consent Decree was in effect. To illustrate, PHMSA already has a long history of regulating the Onshore Pipeline. For decades before the 2015 spill, while the pipeline was still functioning as an interstate pipeline under Federal Energy Regulatory Commission (“FERC”) tariffs, PHMSA was the sole regulator. Then, after the spill, it was PHMSA that acted as lead investigator, issuing the Corrective Action Order and Failure Investigation Report, which were instrumental to determining the cause of the spill and structuring the Consent Decree’s Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 18 of 45 Page ID #:3516

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 19 of 45 remedies. See Consent Decree, Appx. D (explicitly incorporating the remaining requirements of PHMSA’s Corrective Action Order into the Consent Decree). Moreover, the Consent Decree established a central role for PHMSA, particularly in supervising the large-scale injunctive relief for Plains’ management and operation of its nationwide pipeline system. See Consent Decree ¶¶ 22-23. PHMSA’s role was also plainly expected to include regulatory authority, even final authority, over restart conditions and safety requirements because the Consent Decree made restart of the Onshore Pipeline contingent on State Waivers from OSFM, while the Pipeline Safety Act mandates that such waivers must be submitted to PHMSA, who may stay or block them. Consent Decree, Appx. B ¶ 1(A-B); 49 U.S.C. § 60118(d). Conversely, the evidence does not show that the Consent Decree parties expected that ongoing operation requirements for the Onshore Pipeline would be eliminated during the term of the Consent Decree. Rather, the record is unambiguous that the parties to the Consent Decree intended to impose rigorous, ongoing regulatory standards for operation of the Onshore Pipeline after restart, especially to address and neutralize the corrosion risks caused by the limited effectiveness of cathodic protection for both segments of the Onshore Pipeline. See Consent Decree, Appx. B ¶ 1(A-B). Some of these standards or requirements were expressly limited by time or gave the pipeline operator opportunity to terminate them during the term of the decree. See Consent Decree, Appx. B ¶ 4(A)(2)(a) (requiring biannual in line inspections during the first two years of the Consent Decree); Consent Decree, Appx. D ¶ 1(d, h) (allowing for the removal of pressure restrictions upon written request from the pipeline operator after sufficient engineering analysis). However, the absence of such time limits or termination mechanisms on several other ongoing requirements clearly indicates an expectation that they persist for the term of the decree.11 11 The Consent Decree also explicitly intended many of these continuing requirements to apply to a transferee like Sable. See e.g., Consent Decree ¶ 88 (applying Appendix B, paragraph 4 to transferees); see also Consent Decree, Appx. 4 (listing ongoing requirements for operating pipelines). Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 19 of 45 Page ID #:3517

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 20 of 45 For example, because the Consent Decree does not contain a specific expiration or termination date for the State Waivers, the Consent Decree clearly anticipated that substantive regulatory standards for the continued operation of the Onshore Pipeline would be determined by the California state regulator throughout the life of the decree. PHMSA had already been granted other significant roles under the decree, but the parties intentionally assigned California’s OSFM the role of both developing these regulatory standards and enforcing them. Though the Court must modify the Consent Decree to shift the enforcement role to PHMSA, it is neither within the original expectations of the parties nor justified by changed circumstances that the substantive standards developed by California regulators should be modified or eliminated. Transferring regulatory authority for enforcement without tailoring the modification to preserve the substance of the State Waivers’ requirements would therefore exceed the Court’s equitable authority. The Court therefore considers tailoring the modification to preserve these substantive requirements. Now that the pipeline has been successfully restarted, any pre-restart requirements are moot. However, the tailoring considered by the Court is to incorporate every post-restart regulatory requirement dictated by the State Waivers as substantive requirements of the Consent Decree, enforceable against Sable for the duration of its term. There is little conflict between the mandates of the state and federal regulators that might complicate this method of tailoring. There are two primary pieces of evidence to support this conclusion. First, OSFM already submitted the State Waivers to PHMSA for approval, and PHMSA approved them without objection. Second, when PHMSA unilaterally declared regulatory authority over the pipeline and issued an Emergency Special Permit for Sable, PHMSA essentially copied the post-restart conditions and standards from the State Waivers verbatim. Compare State Waivers, US v. Plains, ECF No. 55-1, Exs. I, J with Emergency Special Permit, ECF No. 49-2, Ex. 7. As far as the Court can discern, the only substantive post-restart requirement in the State Waiver that was approved by PHMSA but nonetheless does not appear in the Emergency Special Permit is that Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 20 of 45 Page ID #:3518

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 21 of 45 Sable must comply with the standards set by the California Elder Pipeline Safety Act. State Waivers ¶ 5. The Court therefore considers whether this method of tailoring—incorporating substantive requirements of California state law into the Consent Decree—is in keeping with the original expectations of the parties. In light of the record, the Court finds that it is. Prior to the spill, PHMSA was the sole regulator of the Onshore Pipeline, which was designated as interstate and governed by federal law. The Consent Decree could have maintained this status quo, but instead the parties opted to reclassify the pipeline and explicitly subject it to California state law. See Consent Decree ¶ 84. This conscious decision to apply California state law is strong evidence of the parties’ intent. Moreover, a letter from PHMSA to OSFM in 2016, immortalizing part of this “understanding” between the parties explicitly outlines the expectation that the pipeline would be subjected to California state pipeline laws. See 55-1, Ex. H (explaining how OSFM would be responsible for including the Onshore Pipeline in its Annual Inspection and Leak Prevention Programs pursuant to Senate Bill 295 and Assembly Bill 864 as well as other state regulations, both “existing and future”).12 Again, this is supported by the text of the decree itself. Consent Decree, Appx. B ¶ 8 (“Nothing in this [Consent Decree] shall excuse Plains from otherwise complying with the AB 864 regulations when they are promulgated.”). Therefore, given the original expectations of the parties, tailoring the Consent Decree to incorporate the substantive standards for pipeline operation from California’s Elder Pipeline Safety Act alongside the rest of the State Waivers’ post-restart requirements is warranted given the modification. The Court closes this section by reiterating its conclusion: it is hereby tailoring the Consent Decree modification by which it replaces OSFM with PHMSA as the regulator of the pipeline. This tailoring consists of incorporating the substantive, post-restart requirements from the State Waivers into the 12 The Court further notes that one manifest expectation of the parties is that the Onshore Pipeline operator would also be subject to future state regulations. For this reason, if future state legislation introduces substantive requirements for pipeline operation, the Court will entertain motions by California to further modify the decree to incorporate them as well. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 21 of 45 Page ID #:3519

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 22 of 45 Consent Decree itself. Moreover, it includes incorporating all the substantive standards for pipeline maintenance and operation that would be applicable to Sable under California’s Elder Pipeline Safety Act. The Court here clarifies that it is not mandating compliance with California law and regulations as enforced by California agencies but rather incorporating the substantive requirements of those laws and regulations among the other terms of the Consent Decree to be enforced by PHMSA. These now- incorporated substantive standards will therefore still apply, and PHMSA will be responsible for enforcing them, regardless of whether the pipeline is determined to be “intrastate” or “interstate” for the purposes of the Pipeline Safety Act, an issue not decided by the Court here. In the view of this Court, though the solution that a federal agency functionally enforces standards set by a state legislature is unusual, it is necessary tailoring to consider both major public interest factors here—protecting energy security and the ecology of California’s coast—while honoring the original expectations of the parties about what substantive rules would apply to the owner of the pipeline. b. Honoring California’s Supervisory Interest The Court also briefly addresses the possible concern that California’s interest in protecting the ecology of its coastline will be frustrated by its inability to supervise Sable’s compliance with the Consent Decree. It is true that California’s environmental interests are relevant to the purposes of the Consent Decree. Furthermore, it is also true that as an unavoidable effect of this modification—in order to accomplish its purpose—California loses authority over the pipeline, such as its ability to order the shutdown of the pipeline at any time or otherwise directly regulate Sable. However, as discussed, supra III(A)(iv)(a), it is not beyond the original expectations of the parties that PHMSA would exercise some regulatory authority, even final authority in some instances, over the Onshore Pipeline. Moreover, California’s interests are not entirely frustrated by this modification. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 22 of 45 Page ID #:3520

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 23 of 45 Although much of Sable’s reporting will now be directed to PHMSA, rather than OSFM, as Plaintiffs in the case, California and its agencies will still receive the biannual reports from Sable describing the status of its compliance with the Consent Decree as to the Onshore Pipeline. See Consent Decree ¶ 57. If California identifies noncompliance, it can vindicate its interest before this Court through a motion to enforce the Consent Decree. As such, California is not left without recourse. The Court therefore finds that equity requires no further tailoring. v. Enforcing the Consent Decree California has brought its own motion to enforce the Consent Decree. US v. Plains, ECF No. 55. “A district court retains jurisdiction to enforce its judgments, including consent decrees.” Hook v. State of Ariz., Dep't of Corr., 972 F.2d 1012, 1014 (9th Cir. 1992) (citation omitted). Moreover, as the Court analyzed, supra III(A)(i), all portions of the Consent Decree, including Appendices B and D, which relate to the Onshore Pipeline, are enforceable against Sable. Moreover, Appendix D of the Consent Decree contains the unambiguous requirement that neither CA-324 nor CA-325 may be restarted without authorization from OSFM after approval of a Restart Plan. Consent Decree, Appx. D ¶ 1(a-b; e-f); See also Hooks, 972 F.2d at 1014 (“consent decrees are construed as contracts for purposes of enforcement”) (citation omitted). Sable does not dispute the fact that OSFM did not provide authorization or approve the Restart Plan, but rather told Sable that restart was expressly forbidden because of Sable’s perceived noncompliance with the State Waivers. Sable also does not dispute the fact that Sable nonetheless did restart both segments of the Onshore Pipeline. By the plain language of the decree, based on undisputed facts, the Court finds that Sable violated the Consent Decree by restarting the Onshore Pipeline without authorization and Restart Plan approval from OSFM. Sable argues, however, that it was justified in ignoring the explicit requirements of the Consent Decree because Sable “substantially complied” with the decree by meeting the safety requirements and Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 23 of 45 Page ID #:3521

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 24 of 45 completing all necessary repairs required by the Consent Decree and the State Waivers. US v. Plains, ECF No. 61 at 25. According to Sable, OSFM’s failure to approve the Restart Plan based on Sable’s perceived noncompliance with the State Waivers was due to OSFM’s misinterpretation of its own State Waivers. Id. Sable maintains that by complying with Sable’s own interpretation of the State Waivers, it substantially complied with the Consent Decree’s requirements, notwithstanding the failure to obtain authorization. This argument is implicitly founded on Sable’s interpretation that authorization from OSFM was merely a technicality (not required for substantial compliance), while the relevant material term of the Consent Decree merely required Sable to follow whatever substantive requirements appeared in the State Waivers. However, despite Sable’s proposed interpretation, authorization from OSFM is an explicit pre- restart requirement in the Consent Decree. Moreover, considering the original expectations of the parties to grant California’s OSFM regulatory authority to prevent restart of the pipeline, discussed at length supra, there is no evidence before the Court that the term is immaterial. If Sable believed that OSFM was acting outside the discretion granted to it by the decree when it interpreted its own State Waivers to prevent restart, the proper course of action for Sable would have been to petition this Court to clarify its order. Sable could have argued before the Court that by substantially complying with the State Waivers, it should be excused from the requirement for authorization and Restart Plan approval. Sable, however, was not within its rights to unilaterally relieve itself of its explicit obligations under the decree based on its own interpretation of what in the decree was immaterial. See Nehmer v. U.S. Dep't of Veterans Aff., 494 F.3d 846, 860 (9th Cir. 2007) (“the district court… is the principal and proper arbiter with the responsibility to interpret the decree and oversee the litigation. Although a party may ask the district court to issue an order clarifying, enforcing, or modifying a decree and suggest a favored interpretation, a party—whether a private or public entity—cannot dictate the meaning of the decree to the court or relieve itself of its obligations under the decree without the district court's approval.”). Sable’s ‘substantial compliance’ argument, therefore, does not excuse its violation. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 24 of 45 Page ID #:3522

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 25 of 45 Sable similarly argues that changed legal circumstances, such as PHMSA’s interstate classification and the DPA Order, justified any non-compliance. The Court has acknowledged the significance of the changed legal circumstances, particularly the DPA Order. In fact, as the Court held supra III(A)(iii), the DPA Order did represent changed legal circumstances that supported modifying the decree. However, again, the required course of action for Sable was to request modification before violating the Consent Decree. See Hook, 972 F.2d at 1017 (“Even if the law underlying the consent decree no longer appears to support the decree, a party cannot disobey the decree without bringing a Rule (60)(b) motion to modify or vacate the decree.”). It is for the Court, not Sable, to determine whether changed legal circumstances justified modification. Changed legal circumstances do not justify Sable’s unauthorized violation of the Consent Decree, even if Sable’s interpretation was correct that modification of the decree was warranted. Sable also argues that the same changed circumstances justified its non-compliance because they qualified as “force majeure” events. Under the terms of the Consent Decree: “Force Majeure” … is defined as any event arising from causes beyond the control of Defendants, of any entity controlled by Defendants, or of Defendants’ contractors that delays or prevents the performance of any obligation under this Consent Decree despite Defendants’ best efforts to fulfill the obligation. The requirement that Defendants exercise “best efforts to fulfill the obligation” includes using best efforts to anticipate any potential Force Majeure event and best efforts to address the effects of any potential Force Majeure event (a) as it is occurring and (b) following the potential Force Majeure, such that the delay and any adverse effects of the delay are minimized.” Consent Decree ¶ 44. The Court, however, is unpersuaded that the actions by PHMSA and the Secretary of Energy qualify as ‘force majeure’ events under this definition. Sable did not petition this Court to modify its Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 25 of 45 Page ID #:3523

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 26 of 45 obligations so as to avoid a violation. Nor, of course, did Sable bring legal challenges against the executive actions (as California did) so that Sable might avoid conflicting directives that made compliance more complex. Therefore, the Court finds that based on undisputed facts, Sable did not use its best efforts to fulfill its obligation to delay restart of the pipeline until it had been authorized by OSFM. The ‘force majeure’ provision therefore can provide no defense for Sable’s instant violation. Finally, Sable argues that 50 U.S.C § 4557 (“Section 707” of the Defense Production Act) exculpates Sable for noncompliance with the Consent Decree. Section 707 reads, in the pertinent provision entitled, Liability for compliance with invalid regulations: No person shall be held liable for damages or penalties for any act or failure to act resulting directly or indirectly from compliance with a rule, regulation, or order issued pursuant to [the Defense Production Act], notwithstanding that any such rule, regulation, or order shall thereafter be declared by judicial or other competent authority to be invalid. 50 U.S.C. § 4557 According to Sable’s interpretation, this immunity from “damages or penalties” extends to penalties issued for noncompliance with the Consent Decree. In other words, Sable understands the statute to mean that the Defense Production Act allows the executive, through unilateral action, to immunize a private party from compliance with an order of a federal court. It does not. While the Court agrees with Sable that Section 707 provides immunity from common law claims besides breach of contract, see infra III(B)(ii), there is no reasonable interpretation by which the provision can be interpreted to provide immunization to liability for violation of a federal court order. If the Secretary of Energy, exercising unilateral executive authority, were able to directly interfere with a federal court’s Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 26 of 45 Page ID #:3524

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 27 of 45 discretion to enforce its own orders, it would implicate major questions about separation of powers. That is not to say that Congress could not delegate such authority, but such an extraordinary delegation would need to be clear and express. See, e.g., West Virginia v. E.P.A., 597 U.S. 697 (2022). This backwater provision of the DPA, cited by Sable, is fundamentally insufficient. In all, Sable has violated the express provisions of the Consent Decree, without justification. It is therefore appropriate that the Consent Decree be enforced against Sable. However, the injunction proposed by California is not the proper remedy here. For one, as of this Order, the Consent Decree has been modified to replace OSFM as the regulatory authority with PHMSA, and the pre-restart requirements of the State Waivers are no longer applicable. Nor, too, are OSFM’s approval of a Restart Plan or authorization. PHMSA, the current regulator, has authorized Sable to restart the pipeline. Therefore, Sable is no longer in violation of the Consent Decree, and proactive, injunctive relief is inappropriate. Rather, the appropriate penalty for Sable’s violations is dictated by the Consent Decree. The portion of the Consent Decree’s section on “Stipulated Penalties” that applies directly to the operation of the Onshore Pipeline and is therefore binding on Sable, provides, in pertinent part: “Unless excused under Section XII (Force Majeure), the stipulated penalties… [f]or operation of [CA-324 without authorization from OSFM] and... for operation of [CA-325 without authorization from OSFM] shall accrue as follows: $2,000 penalty per Day 1st to 30th Day; $4,000 penalty per Day 31st to 60th Day; $5,500 penalty per Day 61st Day and beyond. Consent Decree ¶ 29(a, d, y) (cleaned up). The Court therefore finds it appropriate to follow the Consent Decree’s anticipated remedy. Sable has been continuously violating both its obligations for CA-324 and for CA-325 between restart and this Court’s modification of the Consent Decree—a period the Court calculates to be 159 days. Applying the stipulated formula, Sable is therefore liable for $724,500 per violation, for a total of $1.449 million. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 27 of 45 Page ID #:3525

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 28 of 45 For the above reasons, the Court grants in part California’s motion to enforce the Consent Decree. However, the Court declines to impose an injunction but rather orders Sable to pay the appropriate penalty of $1.449 million to Plaintiff California. B. The Preliminary Injunction in Wright In Wright, California requests that the Court declare the DPA Order unlawful and prevent Sable from using the DPA Order to authorize continued operation of the pipeline. Given the present posture of the case—with California have recently filed a First Amended Complaint (“FAC”) on July 20, 2026—a ruling on the merits is premature. FAC, Wright, ECF No. 72. However, the Court here rules on the pending motion for preliminary injunction, filed by California on May 1, 2026. Wright, ECF No. 16.13 Injunctive relief is “an extraordinary remedy that may only be awarded upon a clear showing that the plaintiff is entitled to such relief.” Winter v. NRDC, Inc., 555 U.S. 7, 22 (2008) (citing Mazurek v. Armstrong, 520 U.S. 968, 972 (1997) (per curiam)). “A plaintiff seeking a preliminary injunction must establish [1] that he is likely to succeed on the merits, [2] that he is likely to suffer irreparable harm in the absence of preliminary relief, [3] that the balance of equities tips in his favor, and [4] that an injunction is in the public interest.” Id. “[I]f a plaintiff can only show that there are ‘serious questions going to the merits’—a lesser showing than likelihood of success on the merits—then a preliminary injunction may still issue if the ‘balance of hardships tips sharply in the plaintiff's favor,’ and the other two Winter factors are satisfied.” Friends of the Wild Swan v. Weber, 767 F.3d 936, 942 (9th Cir. 2014) (quoting Shell Offshore, Inc. v. Greenpeace, Inc., 709 F.3d 1281, 1291 (9th Cir. 2013)). 13 The Court notes that Plaintiff California’s amended complaint has added an additional, ultra vires, cause of action and has filed a motion to file a corresponding supplemental brief to update its request for an injunction. Wright, ECF No. 77. The Court has reviewed and considered California’s proposed supplemental brief before issuing the instant Order. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 28 of 45 Page ID #:3526

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 29 of 45 Importantly, a “preliminary injunction is an extraordinary and drastic remedy, [and] one that should not be granted unless the movant, by a clear showing, carries the burden of persuasion.” Mazurek v. Armstrong, 520 U.S. 968, 972 (1997). Indeed, the moving party bears the burden of meeting all prongs of the Winter test. DISH Network Corp. v. FCC, 653 F.3d 771, 776 (9th Cir. 2011) (“To warrant a preliminary injunction [the plaintiff] must demonstrate that it meets all four of the elements of the preliminary injunction test established in Winter[.]”). The decision of whether to grant or deny a preliminary injunction is a matter of the district court’s equitable discretion. See Winter, 555 U.S. at 32. Here, California’s FAC alleges five causes of action, all facially challenging the DPA Order: (1) violations of the Administrative Procedure Act (“APA”) § 706(2)(A-C) for violations of law; (2) violation of the APA for arbitrary and capricious agency action; (3) violation of the United States Constitution’s separation of powers; (4) violation of the Constitution’s Tenth Amendment; and (5) Ultra Vires conduct in excess of statutory authority. FAC ¶¶ 126-181. The Court categorically addresses Plaintiff’s challenges to the DPA Order to determine Plaintiff’s likelihood of success on the merits. Finding that Plaintiff has not demonstrated even a serious question as to the merits, the Court denies the preliminary injunction without reaching the remaining Winter factors. Under Section 101 of the Defense Production Act, the President is authorized “to allocate materials, services, and facilities in such manner, upon such conditions, and to such extent as he shall deem necessary or appropriate to promote the national defense.” 50 U.S.C. § 4511(a)(2). Furthermore, “the President may, by rule or order, require the allocation of … materials, equipment, and services in order to maximize domestic energy supplies if he makes the findings… that (A) [they are] scarce, critical, and essential… and (B) maintenance or expansion of exploration, production, refining, transportation, or conservation of energy supplies or the construction and maintenance of energy facilities cannot reasonably be accomplished without exercising the authority.” 50 U.S.C § 5411(c). However, the President may not “control the general distribution of any material in the civilian market” without first making the findings: Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 29 of 45 Page ID #:3527

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 30 of 45 “(1) that such material is a scarce and critical material essential to the national defense, and (2) that the requirements of the national defense for such material cannot otherwise be met without creating a significant dislocation of the normal distribution of such material in the civilian market to such a degree as to create appreciable hardship.” 50 U.S.C. § 5411(b). Here, the President issued an executive order, citing national security concerns (including the disruptive efforts of hostile state actors), declaring a national energy emergency, and ordering that “[t]o protect the collective national and economic security of the United States, agencies shall identify and use all lawful emergency or other authorities available to them to facilitate the supply, refining, and transportation of energy in and through the West Coast of the United States.” Executive Order 14156, 90 FR 8433 § 3(b). The Executive Order defined ‘transportation’ as “the physical movement of energy, including through, but not limited to, pipelines.” Id. § 8(c). After an additional executive order delegating the President’s authority under the DPA to Secretary Wright, Wright then issued the DPA Order, citing the President’s declarations, findings, and national security concerns. The DPA Order noted that “[a]ccording to Sable, the State of California is impeding it from resuming transportation” and found that ordering Sable to operationalize the pipeline was “necessary or appropriate to promote the national defense and to maximize domestic energy supplies where those supplies of materials, services, and facilities are scarce, critical, and essential to maintain or expand exploration, production, refining, or transportation[,] and maintenance or expansion of exploration, production, refining, transportation cannot reasonably be accomplished without exercising the [DPA authority]. DPA Order at 2-3. The DPA Order therefore is an allocation order, generally authorized by the plain language of Section 101.14 14 Moreover, it is well aligned with serving the underlying policy of the DPA, which includes the need “to respond to actions taken outside of the United States that could result in reduced supplies of strategic and critical materials, including energy, necessary for national defense and the general economic well-being of the United States.” 50 U.S.C. § 4502 (a)(2)(D). Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 30 of 45 Page ID #:3528

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 31 of 45 On the same day the DPA Order allocated offshore oil to be transferred through the Onshore Pipeline, the Department of Energy issued corresponding Findings and Determinations that described in greater detail the reasoning behind the DPA Order. Wright, ECF No. 23-1, Attachment 2. These findings included, among several lines of reasoning, “California’s unrivaled concentration of defense-related activities,” noting that “a 65% reduction in California’s in-state oil production since 2001 has left California and, by extension, the U.S. military, dependent on foreign imports.” According to the findings, this state of affairs, in the geopolitical context “weakens the United States’ position in international markets and endangers our national security.” Id. at 5. These findings satisfy the requirements of Section 101, and the allocation order is facially valid. i. Review Under the APA Although Sable and the United States take the position that the DPA Order is not reviewable under the APA, the Court does not decide the question because even assuming reviewability, the DPA Order survives California’s challenges under the APA—that the order is arbitrary and capricious and in violation of Department of Energy regulations.15 The “arbitrary and capricious” standard sets a low bar for reviewing agency actions that is easily met. In Motor Vehicle Manufacturers v. State Farm, the case often cited for the standard, the Supreme Court held that “a reviewing court may not set aside an agency rule that is rational, based on consideration of the relevant factors and within the scope of the authority delegated to the agency by the statute.” Motor Vehicle Manufacturers Ass'n of the United States, Inc. v. State Farm Mut. Auto. Ins. Co., 463 U.S. 29, 42- 43 (1983). The Court reasoned that “[t]he scope of review under the ‘arbitrary and capricious’ standard is 15 In the following subsection, the Court addresses further challenges to the DPA’s Order’s lawfulness and Constitutionality, brought under the APA and as an ultra vires action. These challenges also fail, irrespective of reviewability. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 31 of 45 Page ID #:3529

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 32 of 45 narrow and a court is not to substitute its judgment for that of the agency.” Id. at 43. However, this standard still requires the agency to “examine the relevant data and articulate a satisfactory explanation for its action including a ‘rational connection between the facts found and the choice made.’” Id. (citing Burlington Truck Lines v. United States, 371 U.S. 156, 168 (1962)). The State Farm Court also offered examples of APA violations, stating that “an agency rule would be arbitrary and capricious if the agency has relied on factors which Congress has not intended it to consider, entirely failed to consider an important aspect of the problem, offered an explanation for its decision that runs counter to the evidence before the agency, or is so implausible that it could not be ascribed to a difference in view or the product of agency expertise.” State Farm, 463 U.S. at 43. Here, Secretary Wright relied on a clear directive from the President on matters related to national security and foreign affairs—the type of determinations generally delegated to the executive. The resulting findings were also informed by a memorandum from the Office of Policy, Hydrocarbons, and Geothermal Energy, which further outlined the security interests implicated for California’s energy security and the United States’ national security. Wright, ECF No. 23-1, Attachment 3. Secretary Wright’s findings and determinations were demonstrably plausible and reasonable in light of the President’s order and the evidence before the agency, including the aforementioned memorandum. Together, these orders and findings reveal a thoroughly rational explanation for the DPA Order that is more than sufficient to satisfy arbitrary and capricious review. To ensure compliance with applicable regulations, the Court has looked generally to the regulatory scheme outlined in 10 C.F.R. parts 216 and 217 and found that the agency made all necessary findings. The Court also looks particularly to 10 C.F.R. § 217.54, which requires that an allocation order such as the DPA order must include five elements: (1) A detailed description of the required allocation action(s); (2) Specific start and end calendar dates for each required allocation action; (3) The written signature on a manually placed order, or the digital signature or name on an electronically placed order, of the Secretary Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 32 of 45 Page ID #:3530

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 33 of 45 of Energy; (4) A statement that reads in substance: “This is an allocation order certified for national defense use. [Insert the legal name of the person receiving the order] is required to comply with this order, in accordance with the provisions of the Energy Priorities and Allocations System regulation (10 CFR part 217), which is part of the Federal Priorities and Allocations System”; and (5) A current copy of the Energy Priorities and Allocations System regulation (10 CFR part 217). 10 C.F.R. § 217.54. The DPA Order substantively complies with these regulations. For example, the signed DPA Order directs Sable to “immediately prioritize and allocate pipeline transportation services for hydrocarbons from the [offshore oil field] through the [Onshore Pipeline] …”—a detailed description of the required action. And, though the order does not list calendar dates, it does dictate that “Sable is ordered to comply … immediately and to maintain such compliance until such time as the conditions necessitating the issuance of this order abate or until Sable is directed otherwise.” Given the uncertain duration of the energy emergency, it is hard to imagine more specificity would be possible. Finally, the DPA Order substantively makes clear that it is an allocation order for national defense, requiring that Sable comply, and the Energy Priorities and Allocations System regulations, 10 C.F.R. § 217, are incorporated by reference in the Secretary’s findings.16 ii. Lawfulness and Constitutionality of the DPA Order’s Preemptive Force California’s central challenge to the DPA Order, under both its APA and ultra vires causes of action, is that the DPA Order’s preemptive effect over state law is beyond the intended scope of the DPA and unconstitutional. Most essentially, California contends that because the DPA Order knowingly ordered Sable to violate state law and a state court injunction, it is attempting to exert ultra vires 16 Furthermore, any failure to comply with additional regulations was likely harmless error. 5 U.S.C. § 706 (“the court shall review the whole record or those parts of it cited by a party, and due account shall be taken of the rule of prejudicial error.”). Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 33 of 45 Page ID #:3531

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 34 of 45 preemptive authority Congress never intended to bestow in the DPA, and by ordering continuing trespass on state land, it is unconstitutionally commandeering California’s government or requisitioning its land. California’s theory of unlawfulness can be generally distilled to the argument that, although the Constitution’s Supremacy Clause establishes federal law as preemptive over state law, when Congress passed the DPA, it never intended to empower the President to broadly preempt state law when acting under it. Therefore, when the executive attempts to use the DPA to preempt state law, it does so without congressional authority, and its orders therefore cannot carry the force of federal law. The Court, however, disagrees with California’s reading of the DPA. The Defense Production Act is a significant statutory grant of authority to the executive, giving the President substantial discretionary power to compel private industry, allocate resources, and incentivize domestic production for national defense. Essential to the underlying policy of the DPA is the directive for the President “to ensure the vitality of the domestic industrial base,” including through the “restoration of domestic critical infrastructure operations under emergency conditions” and responses to “actions taken outside of the United States that could result in reduced supplies of strategic and critical materials, including energy, necessary for national defense and the general economic well-being of the United States.” 50 U.S.C. § 4502(a)(2)(C-D). If this authority were subject to de facto vetoes by state governments through the enforcement of conflicting state or local laws, or the federal executive were limited in its actions under the DPA by a need to proactively align all of its actions with existing state and local regulatory regimes, it would neuter the force of the act and compromise its policy goals. Section 707 of the DPA supports the Court’s interpretation. That section states: “No person shall be held liable for damages or penalties for any act or failure to act resulting directly or indirectly from compliance with a rule, regulation, or order issued pursuant to this chapter, notwithstanding that any such rule, regulation or order shall thereafter be declared by judicial or other competent authority to be invalid.” Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 34 of 45 Page ID #:3532

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 35 of 45 50 U.S.C. § 4557. The plain language of this provision confirms that California cannot assert common law claims that would prevent Sable from complying with the DPA Order. Nothing in the provision distinguishes between the type of claim for damages or otherwise limits immunity to breach of contract claims. Instead, the provision provides broad immunity “for damages or penalties for any act or failure to act resulting directly or indirectly from compliance with” a DPA order. Id. (emphasis added). The Court’s interpretation is not undermined by Hercules Inc. v. United States, 24 F.3d 188 (Fed. Cir. 1994) or United States v. Vertac Chem. Corp., 46 F.3d 803 (8th Cir. 1995). In Hercules, the Federal Circuit addressed tort claims stemming from a company’s manufacturing of Agent Orange pursuant to a order for contract prioritization under the DPA. The Federal Circuit explained that the DPA provides immunity only for “liability arising as a consequence of such re-prioritization.” Hercules, 24 F.3d at 204. The court noted that “the intended protection of section 707 is analogous to that provided under the common-law doctrine of impossibility of performance,” and that “the protection afforded by section 707 of the DPA extends no further than the risk imposed by section 101(a) of the DPA.” Id. “[W]hile the risk imposed by section 101(a) does include the possible need of a contractor to break its contracts with third parties in order to give preference to a DPA contract, it does not include the risk that the product produced under the DPA contract will be inherently unsafe to users.” Id. at 203. In Vertac, the Eighth Circuit agreed. See 46 F.3d at 204 Thus, Hercules and Vertac stand for the premise that Section 707 immunity is limited to “liability arising as a consequence of” re-prioritization or allocation. Hercules, 24 F.3d at 204. Only in context do those cases stand for the premise that immunity does not apply in tort or other areas of law outside breach of contract.17 A tortious chemical product is not a consequence of re-prioritization or allocation; it is a 17 At one point, Hercules does state that immunity under Section 707 “extends only to shield a contractor from breach of contract liability arising as a consequence of such re-prioritization.” 24 F.3d at 204 (emphasis added). The Court does not Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 35 of 45 Page ID #:3533

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 36 of 45 consequence of dangerous and defective chemical design. By contrast, even assuming California has a viable trespass claim, that trespass would be a direct consequence of the DPA Order at issue here. Accordingly, the Court’s interpretation is consistent with Hercules and Vertac.18 Nor is the Court persuaded by California’s invocation of 50 U.S.C § 4558(j) to reflect that the legislature did not intend to grant general preemptive authority to the executive. Section 4558(j) outlines certain conditions under which a person may cite a voluntary agreement with the President under the DPA as a defense to inadvertent violations of antitrust law. California argues that by including a section that provided for preemption in the particular case of antitrust, it implies that the grant of preemptive power is case-by-case and not general. However, California does not read Section 4558(j) in context. The purpose of Section 4558, generally, is to explicate that the DPA’s preemptive grant of immunity does not extend to antitrust, with subsection (j) outlining the narrow exception. See 50 U.S.C. § 4558(a) (“Except as specifically provided in subsection (j) of this section, no provision of this chapter shall be deemed to convey to any person any immunity from civil or criminal liability, or to create defenses to actions, under the antitrust laws.”). Section 4558, therefore, stands for exactly the opposite proposition as that asserted believe this broad reference is intended to mean that immunity will never extend to tort liability under any circumstances. Indeed, when describing the tort liability to which Section 707 does not apply, Hercules is more narrow, stating that the statute “does not extend to tort suits in which it is alleged that the item produced by the DPA contractor is inherently unsafe.” Id. And Hercules repeatedly emphasizes that immunity extends to the consequences of complying with a DPA order and the risks of such compliance. However, to the extent Hercules does hold that Section 707 never applies to tort liability under any circumstances, that holding is inconsistent with the text of the statute, and the Court disagrees with it. 18 The Court’s interpretation is also consistent with Johnson v. Tyson Foods, Inc., 580 F. Supp. 3d 382 (N.D. Tex. 2022), aff'd, No. 22-10171, 2023 WL 2645553 (5th Cir. Mar. 27, 2023) (holding that a DPA allocation order requiring meat facilities to remain open during the COVID-19 pandemic preempted all conflicting state-law standards). Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 36 of 45 Page ID #:3534

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 37 of 45 by California—the fact that the DPA specifically provides that antitrust laws are not preempted strongly implies that the DPA’s preemptive authority is otherwise generalized. Turning to the Constitutional challenges, the Court considers whether the DPA Order, in its demand that Sable violate state law and trespass on state land, violates the Constitution’s separation of powers or the anti-commandeering doctrine of the Tenth Amendment. On the separation of powers question, the Court finds instructive the iconic concurrence of Justice Jackson in Youngstown Sheet & Tube Co. v. Sawyer, 343 U.S. 579, 634-655 (1952). In Youngstown, Jackson outlined three categories of Presidential action. Of those, the category of cases wherein the President acts with express or implied authority from Congress, is that in which the President’s power is at its maximum and least likely to offend separation of powers. Our case falls into that category. Here, the DPA provides explicit authority that the President may compel private parties to allocate critical resources in the interest of national security interests. As discussed, via Section 707, It also implicitly provides authority to preempt state law. Furthermore, in this case, Congressional intent is even more clear because the preempted state laws and rulings would seek to regulate the operation of an oil pipeline, a field which has been completely occupied by the federal government through the Pipeline Safety Act—whereby pipeline regulation is within the sole authority of the executive, and states require explicit permission from the federal government to regulate in the field. In context, the fact that the preempted state laws relate to the operation of a pipeline makes it even less plausible that Congress would want state laws to functionally overrule a directive under the DPA. Finally, the Court briefly addresses California’s argument that preempting state trespass action and immunizing restart of the pipeline without an easement under Gaviota State Park is essentially dedicating state property to federal aims in violation of the Tenth Amendment. However, the case cited for this proposition, New York v. United States, 505 U.S. 144 (1992), is inapposite. The Court in New York held that the Tenth Amendment was violated by a statute that required state governments to take title and Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 37 of 45 Page ID #:3535

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 38 of 45 possession of radioactive waste. Id. at 174-176. Here, the DPA Order does not require California to take title or possession of anything. It certainly does not commandeer the California government to become an instrument of federal regulatory purposes. California has not directed the Court to a case that would by analogy indicate that allowing the operationalization of an existing pipeline, which has sat underground on state land for decades, unconstitutionally commandeers that state’s government. This challenge is therefore easily disposed. C. The Motion to Dismiss in Quintero In Quintero, Sable seeks declaratory judgment that: (1) the fact that California’s Parks Department is a party to the Consent Decree bars it from attempting to regulate, direct, oversee, or interfere with Sable’s operation of the Onshore Pipeline, and (2) the Defense Production Act also bars the agency from bringing legal action to prevent Sable from complying with the DPA Order. Quintero, ECF No. 1 at 14- 15. In its motion to dismiss, Defendant argues that it may bring a valid trespass claim to enjoin operation of the Onshore Pipeline because Plaintiff is currently transporting oil below the Park without a valid easement, and Defendant also generally reiterates its interpretation of the DPA’s preemptive authority and constitutional limitations, discussed in depth, supra III(A)(v); III(B)(ii). A motion to dismiss under Rule 12(b)(6) challenges the legal sufficiency of the claims stated in the complaint. See Fed. R. Civ. P. 12(b)(6). To survive a motion to dismiss, the plaintiff’s complaint “must contain sufficient factual matter, accepted as true, to ‘state a claim to relief that is plausible on its face.’” Ashcroft v. Iqbal, 556 U.S. 662, 678 (2009) (quoting Bell Atlantic Corp. v. Twombly, 550 U.S. 544, 570 (2007)). A claim is facially plausible “when the plaintiff pleads factual content that allows the court to draw the reasonable inference that the defendant is liable for the misconduct alleged.” Iqbal, 556 U.S. at 678. A complaint that offers mere “labels and conclusions” or “a formulaic recitation of the elements of a Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 38 of 45 Page ID #:3536

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 39 of 45 cause of action will not do.” Id.; see also Moss v. U.S. Secret Serv., 572 F.3d 962, 969 (9th Cir. 2009) (citing Iqbal, 556 U.S. at 678). In reviewing a Rule 12(b)(6) motion, a court “must accept as true all factual allegations in the complaint and draw all reasonable inferences in favor of the nonmoving party.” Retail Prop. Trust v. United Bhd. of Carpenters & Joiners of Am., 768 F.3d 938, 945 (9th Cir. 2014). Thus, “[w]hile legal conclusions can provide the complaint’s framework, they must be supported by factual allegations. When there are well-pleaded factual allegations, a court should assume their veracity and then determine whether they plausibly give rise to an entitlement to relief.” Iqbal, 556 U.S. at 679. The Court organizes its analysis of the instant motion in three parts: (1) the Consent Decree’s limitations on a California agency’s ability to bring state law claims, (2) the preemptive power of the Pipeline Safety Act, and (3) the preemptive power of the DPA Order. Of course, this Order significantly modifies the Consent Decree in several ways: eliminating Plains, replacing OSFM with PHMSA, and incorporating the substantive requirements of the State Waivers, so argument on the issue is somewhat outdated. However, regardless of the specific terms, Plaintiff fails to state a claim, even assuming the factual veracity of its pleadings, that the Consent Decree substantively limits the ability to generally assert state law against Sable. The Consent Decree, which is incorporated by reference in the complaint, merely sets a floor, rather than a ceiling, to limit Sable’s ability to restart and operate the pipeline. In other words, satisfaction of the Consent Decree’s restrictions is a necessary but not a sufficient condition for Sable to operate the Onshore Pipeline. Nowhere in the Consent Decree does the decree purport to prevent the enforcement of other state laws against Sable, even if those enforcement actions might interfere with the pipeline’s operation. Again, the Consent Decree is designed to limit Sable’s ability to operate the pipeline, not provide Sable any sort of immunity. It is of course true that California’s Parks Department, as a party to the Consent Decree, must comply with its terms. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 39 of 45 Page ID #:3537

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 40 of 45 However, Sable’s contention that the agency is otherwise estopped from any legal action that may impact pipeline operations fails as a matter of law, and the first requested judicial declaration must be dismissed. As to the question of whether the Pipeline Safety Act preempts California’s denial of an easement for CA-325 and decision to bring the associated trespass action, the claim must survive a motion to dismiss. In the Ninth Circuit, a state is preempted from pretextually leveraging its role as a property owner in relation to a pipeline operator to impose safety regulations on a pipeline that are preempted by the Pipeline Safety Act. See Olympic Pipe Line Co. v. City of Seattle, 437 F.3d 872, 881 (9th Cir. 2006). Here, Plaintiff plausibly alleges facts that might imply that the Parks Department denied the easement for the purpose of imposing regulation. Quintero, ECF No. 1 ¶¶ 38-42. Moreover, the Court has not yet seen evidence sufficient to establish as a matter of law whether the Pipeline Safety Act preempts state regulation over the Pipeline. Therefore, taking the pleaded facts as true, the claim survives. Finally, as the Court has now discussed, the DPA Order does, as a matter of law, preempt the enforcement of any state law that conflicts with Sable’s ability to operate the Onshore Pipeline, including the trespass claim. Therefore, going beyond the present posture and relying only on facts not reasonably disputed, the Court finds that not only does the DPA preemption argument survive the instant motion, but it also justifies issuing the second requested declaratory judgment as a matter of law. Accordingly, the Court hereby makes the following judicial declaration: the Defense Production Act, through Secretary Wright’s allocation order, bars California’s Department of Parks and Recreation from bringing legal action to prevent Sable from complying with the DPA Order by operating the Onshore Pipeline.19 Moreover, having provided Plaintiff Sable with the requested relief, the case is properly closed. 19 The Court notes that this declaration is dispositive in the Parks & Rec trespass action and therefore will look favorably on a motion for summary judgment in that case. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 40 of 45 Page ID #:3538

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 41 of 45 D. The Remand in Biodiversity The state court’s preliminary injunction in Biodiversity, forbidding Sable from restarting the pipeline segments before obtaining permits and giving notice to all parties was issued on July 29, 2025. Biodiversity, ECF No. 1-4. On March 16, 2026, two days after restarting the pipeline, Sable filed a motion in state court to dissolve that injunction. Plaintiffs filed an opposition motion to enforce the preliminary injunction that same day. On April 17, 2026, state court denied Sable’s motion to dissolve the preliminary injunction. Biodiversity, ECF No. 1-5. Sable and nonparty United States filed a notice of removal in this court on May 14, 2026, under federal officer jurisdiction, just over a week before Sable faced possibly being held in contempt by the Santa Barbara court for violating its injunction. Biodiversity, ECF No. 1. Now that Biodiversity has been removed, Sable has filed a motion for this Court to dissolve the injunction. ECF No. 43. Plaintiffs have filed a motion to remand to the state court. ECF No. 46. In the following analysis, the Court finds that though jurisdiction exists in this Court, the case must be remanded because removal was untimely. The federal officer removal statute allows defendants to remove a “civil action ... that is against or directed to ... [t]he United States or any agency thereof or any officer (or any person acting under that officer) ... in an official or individual capacity, for or relating to any act under color of such office.” 28 U.S.C. § 1442(a)(1). To invoke federal officer jurisdiction, a private defendant must show that: (1) “it is a person within the meaning of the statute”; (2) “it can assert a colorable federal defense”; and (3) “there is a causal nexus between its actions, taken pursuant to a federal officer's directions, and [the] plaintiff's claims.” Cnty. of San Mateo v. Chevron Corp., 32 F.4th 733, 755 (9th Cir. 2022) (citation omitted). “To demonstrate a causal nexus, the private person must show: (1) that the person was ‘acting under’ a federal officer in performing some ‘act under color of federal office,’ and (2) that such action is causally connected with the plaintiff's claims against it.” Id. (citing Goncalves ex rel. Goncalves v. Rady Child.'s Hosp. San Diego, 865 F.3d 1237, 1244–50 (9th Cir. 2017)). To determine whether a party was “acting under” a Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 41 of 45 Page ID #:3539

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 42 of 45 federal officer, courts consider many factors, but it basically requires something akin to an agency relationship. See id. at 756-57. Here, California functionally conceded that federal officer jurisdiction exists over Sable when it chose not to challenge removal of Parks & Rec. Sable, when removing that case, explained that it had restarted and was operating the pipeline under the direct supervision and control of the federal government, thus demonstrating the agency-type relationship required. Moreover, after conducting its analysis, the Court finds that federal officer jurisdiction exists over non-party United States as well. The case challenges Sable’s actions under the direction and supervision of the United States, so the case can plainly be said to be “directed to” the United States. However, notwithstanding the existence of removal jurisdiction, the Court must remand the case because removal was not timely. 28 U.S.C. § 1446 proscribes the procedure for removal, including a 30- day time restriction from receipt of the initial pleading. Furthermore, if at the time of the initial pleading, the case is not removable, under § 1446(b)(3), the 30-day clock begins to run when it “may first be ascertained that the case is one which is or has become removable.” Therefore, the Court must determine when Sable or the United States was first informed that the requirements for federal officer jurisdiction had been met. The Court conducts this analysis liberally in favor of Sable and the United States. See Durham v. Lockheed Martin Corp., 445 F.3d 1247 (9th Cir. 2006) (unlike § 1446 removals, § 1442 removals are liberally construed in favor of removal). In its March 16, 2026, motion to dissolve the state court injunction, Sable argued that obeying both the DPA Order and the preliminary injunction was impossible, 20 thus offering the preemptive power of 20 “It is well established that federal courts may take judicial notice of related state court orders and proceedings.” ScripsAmerica, Inc. v. Ironridge Glob. LLC, 56 F. Supp. 3d 1121, 1136 (C.D. Cal. 2014). Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 42 of 45 Page ID #:3540

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 43 of 45 the DPA Order as a colorable federal defense to enforcement of the injunction. Then, on March 19, Sable informed this Court that it was “acting under” a federal officer, within the meaning of the federal officer statute, when it restarted the Pipeline. Parks & Rec, Notice of Removal, ECF No. 1. Therefore, by March 19, federal officer jurisdiction was unequivocally clear and certain and not only ascertainable but actually ascertained by Sable. Thirty days after that date, on April 18, 2026, at the latest, the 30-day window therefore expired. The May 14, 2026 removal was thus untimely, and remand is required. The United States offers the novel counterargument that, as a removing nonparty, it is immune to the 30-day removal deadline. This is not true. The basis of the United States’ contention is the plain language of § 1446, which seems to apply on its terms only to removing “Defendants.” According to the United States, this provides a legal loophole that allows the United States to remove cases directed toward it (but in which it is not a defendant) at any time. It is true that under the plain language of 28 U.S.C. § 1442, the United States may remove a case even as a nonparty. However, the 30-day window still applies. To interpret removal statutes, courts consider the plain language and legislative history. See Murphy Bros. v. Michetti Pipe Stringing, Inc., 526 U.S. 344, 351-54 (1999). Here, under § 1442, the fact that a federal officer can remove even a case that is “directed to” that officer rather than merely those filed “against” the officer is the product of a 2011 amendment. See Goncalves By & Through Goncalves v. Rady Children's Hosp. San Diego, 865 F.3d 1237, 1250 (9th Cir. 2017). Meanwhile, when § 1446 was drafted in 1948 and 1949, non-defendants were not able to remove cases at all. See Murphy Bros. v. Michetti Pipe Stringing, Inc., 526 U.S. 344, 351-52. (1999). Therefore, when § 1446 talks about defendants, it is reasonably interpreted to mean ‘person or entity removing the case,’ because that is the complete class of removing parties it described at the time. Reading ambiguity into the statute would be Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 43 of 45 Page ID #:3541

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 44 of 45 anachronistic and also produce the counterintuitive results that the United States would be significantly more limited in removing cases where it was a defendant than those in which it was not.21 The United States’s argument therefore fails, and the case must be remanded. However, the Court notes that, pursuant to this Order and the doctrine of collateral estoppel, due to the preemptive authority of the DPA Order, a state court may not impose or enforce state laws that might burden Sable from complying with the DPA Order. Also, to the extent that the state court case relates to now-modified portions of the Consent Decree, those issues are now moot. IV. Conclusion For the foregoing reasons, and in the manner described, supra: the motion to modify the consent decree in US v. Plains is GRANTED; the motion to enforce the Consent Decree in US v. Plains is GRANTED IN PART; the motion for preliminary injunction in Wright is DENIED; the motion to dismiss in Quintero is DENIED. Judgment in Quintero is DECLARED, and the case is closed; and the motion for remand in Biodiversity is GRANTED. Accordingly, the Court hereby: (1) MODIFIES the Consent Decree in US v. Plains to terminate the ongoing requirements for Plains, substitute PHMSA for OSFM, and incorporate by reference the requirements of the State Waivers, including the substance of some California state law; (2) ENFORCES the Consent Decree by imposing on Sable a penalty of $1.449 million; (3) DECLARES that the Defense Production Act, through Secretary Wright’s allocation order, bars California’s Department of Parks and Recreation from bringing legal action to prevent Sable from 21 The Court notes that legislative intent in the drafting of § 1442 also weighs in favor of this interpretation. The 1940 edition 28 U.S.C. § 72, on which the modern federal officer jurisdiction statute is based, actually did allow federal officer defendants to remove “any time before trial.” The clear decision to omit this freedom in the modern version of the law and instead apply § 1446’s time limit indicates an express interest in time-limiting jurisdiction in federal officer cases. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 44 of 45 Page ID #:3542

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 2:20-cv-02415-SVW-SSC; 2:26-cv-03396-SVW-SSC; 2:26- cv-02739-SVW-SSC; 2:26-cv-05242-SVW-SSC Date August 19, 2026 Title United States of America et al v. Plains All American Pipeline L.P. et al.; State Of California v. Chris Wright, et al.; Sable Offshore Corp. et al v. Armando Quintero; Center For Biological Diversity et al v. California Department of Forestry and Fire Protection et al. : Initials of Preparer DTA CIVIL MINUTES - GENERAL Page 45 of 45 complying with the DPA Order by operating the Onshore Pipeline; and (4) REMANDS Biodiversity to Santa Barbara Superior Court. IT IS SO ORDERED. Case 2:20-cv-02415-SVW-SSC Document 86 Filed 08/19/26 Page 45 of 45 Page ID #:3543